UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2026

BNB Plus Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices) (Zip Code)

631-240-8800

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNBX	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by BNB Plus Corp. (the “Company”) with the U.S. Securities and Exchange Commission on October 1, 2026 (the “Original 8-K”). This Amendment is being filed solely to correct an inadvertent administrative error on the Cover Page of the Original 8-K. Specifically, the Original 8-K incorrectly stated that the name of the Company’s exchange on which the Company’s securities are registered was The Nasdaq Stock Market, when the correct name of the Company’s exchange on which the Company’s securities are registered is the OTCQB Venture Market. No other changes are being made to the Original 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2026, the Company entered into a Second Amendment (the “Amendment”), to the Registration Rights Agreement, dated May 26, 2026, as amended by the First Amendment to the Registration Rights Agreement, dated June 23, 2026 (the “Agreement”), with holders of 50.1% or more (the “Purchasers”) of the Registrable Securities.

Under the Agreement, the Company was required to prepare and file a registration statement for the Registrable Securities within 30 days of May 26, 2026, which was extended to 30 days following the final closing date of the related private securities offering. The Amendment removed such registration requirement and replaced it with an obligation to file a registration statement upon holders of at least 51% in interest of the then-outstanding Registrable Securities demanding that the Company file a Registration Statement covering the resale of any or all Registrable Securities (a “Demand”) (such date that the Company receives Demand the “Demand Date”). Holders of Registrable Securities can make no more than two Demands. Upon receipt of a Demand, the Company is obligated to prepare and file a registration statement on or prior to 45th calendar day following the Demand Date.

Each signatory to the Amendment also irrevocably waived any failure by the Company to perform its obligations under the Agreement that occurred on or prior to the date of the Amendment and released the Company from any and all claims relating thereto.

All capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Second Amendment to the Registration Rights Agreement, dated September 28, 2026, by and among BNB Plus Corp., Comstock Multichain Fund, and KGPLA Holdings LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNB Plus Corp.

Date: October 2, 2026	By:	/s/ Clay Shorrock
	Name:	Clay Shorrock
	Title:	Chief Executive Officer